UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 18, 2000

                         BluePoint Linux Software Corp.
               (Exact name of Registrant as specified in charter)

            Indiana                0-25797                35-2070348
   (State or other jurisdiction  (Commission           (I.R.S. Employer
       of incorporation)         File Number)         Identification No.)

         A301, East-2, SEG Science & Industry Park, Huaqian Road North,
                       Shenzhen, Guangdong Province, China
                    (Address of principal executive offices)

Registrant's telephone number, including area code: 00867553763137

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5.  OTHER EVENT.

Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Financial Statements: By Current Report on Form 8-K filed February 18, 2000, the Registrant reported a business combination and indicated that the required financial statements would be forthcoming within 60 days thereof. The following financial statements and notes thereto are filed herewith beginning on page F-1.

ITEM 8. CHANGE IN FISCAL YEAR

On February 25, 2000, through a formal corporate resolution, the corporation changed its fiscal year from March 31st to December 31st.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: April 18, 2000


                                   Bluepoint Linux Software Corp.


                                   By:/s/Yu Deng
                                   -------------
                                         Yu Deng
                                         President, Chairman of the Board

                        Shenzhen Sinx Software Co., Ltd.

                          Report of Independent Auditors
                            and Financial Statements

                For the period from inception to December 31,1999

                        Shenzhen Sinx Software Co., Ltd.

                          Index To Financial Statemats


                                                    Pages
                                                    -----

Report of Independent Auditors                        1

balance Sheet                                         2

Statement of Operations                               3

Statement of Owners' Equity                           4

Statement of Cash Flows                               5

Notes to Financial Statements                       6 - 9

                  (SHENZHEN SINX SOFTWARE CO., LTD. LETTERHEAD)


                         Report of Independent Auditors

To the Board of Directors of
Shenzhen Sinx Software Co., Ltd.

We have audited the accompanying balance sheet of Shenzhen Sinx Software Co. Ltd. as of December 31, 1999, and the related statements of operations, owners' equity and cash flows for the period from September 3, 1999 (date of inception) to December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perfom the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable base for our opinion.

In our opinion. the financial statements referred to above present fairly, in all material respects, the financial position of Shenzhen Sinx Software Co., Ltd. as of December 31, 1999 and the results of its operations and casb flows for the period from September 3, 1999 (date of inception) to December 31, 1999, in conformity with generally accepted accounting principles in the United States of America.

By:/s/BDO International
-----------------------
BDO International

Hong Kong.
March 21, 2OOO

                        Shenzhen Sinx Software Co., Ltd.

                                  Balance Sheet

(Expressed in US Dollars)

                                                         December 31,
                                                             1999
                                                       ---------------
ASSETS

Current assets

   Cash and cash equivalents                           $         6,863
   Accounts receivable                                          12,560
   Other receivables, deposits and prepayments                   1,510
   inventories (Note 3)                                          2,276
                                                       ---------------
   Total current assets                                         23,209
Equipment, net (Note 4)                                          3,969
                                                       ---------------
Total assets                                           $        27,178
                                                       ===============

LIABILITIES AND OWNERS' EQUITY
Current liabilities

    Other payables and accrued expenses                $         1,330
    Other taxes payable (Note 5)                                   678
                                                       ---------------
    Total current liabilities                                    2,008
                                                       ---------------
Commitments snd contingencies (Note 6)
Owners' equity
    Registered share capital                                    24.155
    Retained profits                                             1,015
                                                       ---------------
    Total owners' equity                                        25,170
                                                       ---------------
Total liabilities and owners' equity                   $        27,178
                                                       ===============


                See accompanying notes to financial statements.

                        Shenzhen Sinx Software Co., Ltd.

                             Statment of Operations

(Expressed in US Dollars)

                                                                From
                                                            inception to
                                                            December 31,
                                                                1999
                                                         ---------------
Net sales                                                $        23,027
Cost of Sales                                                     (3,491)
                                                         ---------------
Gross profit                                                     19,536
Selling expenses                                                  (1,690)
General and administrative expenses                              (16,861)
                                                         ---------------
Operating income
                                                                     985

Interest income                                                       30
                                                         ---------------
Income before income tax                                           1,015
Provision for income tax (Note 7)                                    _
                                                         ---------------
Net income                                               $         1,015
                                                         ===============

                See accompanying notes to financial statements

                        Shenzhen Sinx Software Co., Ltd.

                           Statement of Owers' Equity

(Expressed in US Dollars)
                                                               Total
                                              Retained         Owners'
                                 Amount       Profits          Equity
                                 ------       -------          ------

Balance, September 3, 1999    $     -         $   -           $     -

Capital contribution             24,155           -               24,155

Net income                          -           1,015              1,015
                              ---------       -------         ----------
Balance, December 31, 1999    $  24,155       $ 1,015         $   25,170
                              =========       =======         ==========

                See accompanying notes to financial statements

                        Shenzhen Sinx Software Co., Ltd.

                             Statement of Cash Flows
                lncrease/(Decrease) in Cash and Cash Equivalents

(Expressed in US Dollars)

                                                            From inception to
                                                                December 31,
                                                                   1999

Cash flows from operating activities
    Net income                                             $       1,015
    Adjustments to reconcile net income
      to net cash provided by operating activities
    Depreciation                                                     188
    Changes in;
    Accounts receivable                                          (12,560)
      Other receivables, deposits and prepayments                 (1,510)
      Inventories                                                 (2,276)
      Other payables and accrued expenses                          1,330
      Other taxes payable                                            678
                                                           -------------
Net cash used in operating activities                            (13,135)
                                                           -------------
Cash flows from investing activities
    Acquisition of equipment                                      (4,157)
                                                           -------------
Net cash used in investing activities                             (4,157)
                                                           -------------
Cash flows from financing activities
    Proceeds from registered capital                              24,155
                                                           -------------
Net cash provided by financing activities                         24,155
                                                           -------------
Net increase in cash and cash equivalents
    and at end of period                                   $       6,863
                                                           =============


                See accompanying notes to financial statements.

                        Shenzhen Sinx Software Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 1- ORGANIZATION AND DESCRIPTION OF BUSINESS

Shenzhen Sinx Software Co., Ltd. ("the Company") was established in the People's Republic of China (the "PRC") on September 3, 1999 as a limited liability company. The Company is owned by four individual PRC citizens, namely Yi Huo Ye, Yu Deng, Sheng Miao Liao and ZhE Kang.

The Company commenced operations in October 1999 and is engaged in the licensing of its software, "Bluepoint Linux" to PRC original equipment manufacturers of personal computers and the sale of "Bluepoint Linux" software packages to software retailers in the PRC. The Company has been grantcd a ten years operation period which can be extended with approvals from relevant PRC authorities.

NOTE 1- SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America.

Foreign Currency Translation and Transactions

The functional currency of the Company is Renminbi (RMB) and the financial records are maintained and the financial statements are prepared in RMB.

Foreign currency transactions during the period are translated into RMB at the exchange rates ruling at the transaction dates. Gain and loss resulting from foreign currency transactions are included in the statement of operations. When assets, liabilities and equity denominated in RMB are translated into United States Dollars, translation adjustments are included as a component of owners' equity.

For  the  purpose  of  preparing  these  financial  statements,   the  financial
statements in RMB have been translated into United Stares Dollars at US$1.00 = RMB8.30.

Revenue Recognition

Revenue from software sales is recognized when all shipment obligations have been met, fees are fixed and determinable, collection of sales proceeds is deemed probable, and persuasive evidence of an agreement exists.

                        Shenzhen Sinx Software Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - Continued

Inventories

Inventory is accounted for on the first in first out basis and is stated at the lower or cost or market. Market value is determined by reference to the sales proceeds of items sold in the ordinary course of business after the balance sheet date or to agreement estimates based on prevailing market conditions.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

Equipment and Depreciation

Equipment is stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

                                  Estiamted useful life (in years)
                                  --------------------------------

Computer equipment                              5
Office equipment                                5

Maintenance. Repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to plant and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

Long-lived Assets

The Company periodically reviews their long-lived assets for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the asset and its eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109. Under SFAS No. 109. deferred tax liabilities or assests at the end of each period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                        Shenzhen Sinx Software Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES - Continued

Fair Value of Financial Instruments

The carrying amounts of certain financial instruments approximate their fair values as of December 31, 1999 because of the relatively short-term maturity of these instruments.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accountiutg Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 132 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met. a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the cbanges in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

NOTE 3 - INVENTORIES
                                                December 31,
                                                     1999
                                                ------------
Finished goods - software packages              $      2,276
                                                ============

                        Shenzhen Sinx Software Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 4 - EQUIPMENT, NET
                                               December 31,
                                                    1999

Computer equipment                             $         3,988
Office  equiptment                                         169
                                               ---------------

Less: Accumulated depreciation                             188
                                               ---------------
                                               $         3,969
                                               ===============

NOTE 5 - OTHER TAXES PAYABLE

Other taxes payable comprise mainly Valued-Added Tax ("VAT") and Business Tax ("BT"). VAT is charged at a rate of 4% on the selling price of the Company's products. BT is charged at a rate of 5% on the revenue from software licensing.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Operating Lease Commitment

During the period ended December 31, 1999, the Company incurred lease expenses amounting to $906. As of December 31, 1999, the Company had commitments under a non-cancellable operating lease expiring within one year amounting to $302.

NOTE 7 . INCOME TAX

Pursuant to an approval document dated March 21, 2000 issued by the Shenzhen Tax Bureau, the Company, being a "computer software developer", is eligible to full exemption from PRC Corporate Income Tax for one year starting from the first profit making year followed by a 50% reduction in the tax payable in the following two years.

Accordingly, no provision for income tax has been made for the period.

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.